Exhibit 10.10

AMENDMENT NO 1 TO LEASE

THIS AMENDMENT NO. 1 TO LEASE (“Amendment No. 1”) is dated as of January 27, 2005, by and between KILROY REALTY, L.P., a Delaware Limited Partnership, KILROY REALTY CORPORATION, a Maryland Corporation, General Partner (“Landlord”), and 1st PACIFIC BANK OF CALIFORNIA, a California Corporation (“Tenant”), with reference to the following facts and objectives:

R E C I T A L S:

A.                         Legacy Sabre Springs, LLC, predecessor-in-interest to Landlord, acting in the capacity of and therein referred to as Landlord, entered into a Lease dated September 30, 2004, with Tenant, acting in the capacity of and therein referred to as Tenant (the “Lease”) for Suite 100 (the “Premises”), containing approximately 5,316 rentable square feet, located in a six-story building, the street address of which is 13500 Evening Creek Drive North, San Diego, California 92128 (“Building”), containing approximately 140,915 rentable square feet. The Building comprises a portion of the Kilroy Sabre Springs project (the “Project”), which also contains a second six-story office building containing approximately 140,915, with a street address of 13520 Evening Creek Drive North, San Diego, California, 92128. The Lease and this Amendment No. 1 are hereinafter collectively referred to as the “Lease.”

B.                           Landlord and Tenant now wish to amend the Lease to confirm the commencement and expiration dates of the term, as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.                               Confirmation of Dates

The parties hereby confirm that the Term of the Lease will commence February 7, 2005 (“Lease Commencement Date”) for a term of approximately eighty-four (84) months, expiring on February 29, 2012 (unless sooner terminated or extended as provided in the Lease.)

2.                               Rent

Rent shall commence February 7, 2005, in the amount of $14,884.80 per month, subject to abatement as provided in Article 3 of the Lease.

3.                               Tenant’s Share

Tenant’s Share of Operating Expenses, Tax Expenses and Utilities Costs for the Premises is 3.77%, and Tenant’s Base Year for Operating Expenses, Tax Expenses and Utilities is calendar year 2005. Tenant’s obligation to commence payment of Tenant’s Share of Operating Expenses, Tax Expenses and Utilities Costs is January 1, 2006.

4.                            Payments and Notices

4.1                          Landlord’s address for purposes of payments and notices pursuant to Section 24.19 of the Lease is hereby confirmed to be as follows:

Kilroy Realty, L.P.
12200 W. Olympic Blvd., Suite 200
Los Angeles, CA 90064
Attn: Legal Department
Tel No. (310) 481-8400
Fax No. (310) 481-6530

With a copy to:                               Kilroy Realty, L.P.

13500 Evening Creek Drive North, Suite 130
San Diego, CA 92128
Attn: Asset Management
Tel No. (858) 513-3998
Fax No. (858) 513-2588

4.2                       Any correctly addressed notice that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified shall be considered to effective as of the first date that the notice was refused, unclaimed, or considered undeliverable by the postal authorities, messenger, or overnight delivery service.

5.                               Entire Agreement

This Amendment No. 1 embodies the entire understanding between Landlord and Tenant with respect to its subject matter hereof and can be changed only by an instrument in writing signed by Landlord and Tenant. In the event of conflict between the terms of the Lease and the terms of this Amendment No. 1, the terms of this Amendment No. 1 shall prevail.

6.                               Counterparts

This Amendment No. 1 may be executed in counterparts, including facsimile counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same Amendment No. 1.

7.                             Authority

Each individual executing this Amendment No. 1 represents mat he or she is duly authorized to execute and deliver this Amendment No. 1 and that this Amendment No. 1 is binding upon each of the respective parties in accordance with its terms.

8.                               Miscellaneous

Capitalized terms used herein that are defined in the Lease, as amended, shall have the same meaning when used in this Amendment No. 1. Any Exhibits attached hereto are by this reference incorporated herein. Landlord and Tenant each hereby acknowledge mat to their best information and belief no default exists under the provisions of the Lease. Except as herein and previously amended the Lease is hereby ratified, affirmed and approved and shall continue to apply in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 as of the date first herein above written.

KILROY REALTY, L.P.,		lst PACIFIC BANK OF CALIFORNIA,
A Delaware Limited Partnership		A California Corporation

By:	KILROY REALTY CORPORATION,	By:
A Maryland Corporation
	General Parmer	Title:

	By:	By:

	Title:	Title:

	By:	“TENANT”

Title:

“LANDLORD”